On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage International Core Fund Class A                    Strong Advisor International Core Fund Class A
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage International Core Fund Class B                    Strong Advisor International Core Fund Class B
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage International Core Fund Class C                    Strong Advisor International Core Fund Class C
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage International Core Fund Administrator Class        New
------------------------------------------------------------------------ -----------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


----------------------------------------------------------------------- -------------------------------------------------------
Acquiring Fund                                                          Target Fund
----------------------------------------------------------------------- -------------------------------------------------------
----------------------------------------------------------------------- -------------------------------------------------------
Wells Fargo Advantage Overseas Fund Institutional Class                 Strong Overseas Fund Institutional Class
----------------------------------------------------------------------- -------------------------------------------------------
----------------------------------------------------------------------- -------------------------------------------------------
Wells Fargo Advantage Overseas Fund Investor Class                      Strong Overseas Fund Investor Class
----------------------------------------------------------------------- -------------------------------------------------------
